Exhibit 10.1.2

FIRST AMENDMENT TO CONTRACT

Amendment made as of the 7th day of August, 2015 (this “Amendment”) between Lino Lakes Realty, LLC, a Delaware limited liability company, having an office c/o Sentinel Real Estate Corporation, 1251 Avenue of the Americas, New York, New York 10020 ("Seller") and Biynah Industrial Partners, LLC, a Minnesota limited liability company, having an office at 222 S. 9th Street, Suite 2870, Minneapolis, Minnesota 55402 (“Buyer").

RECITALS:

A.     Seller and Buyer have entered into a Contract (the “Contract”) dated July 20, 2015 to sell and purchase that certain tract or parcel of land located at 435 Park Court, Lino Lakes (Anoka County), Minnesota 55014.

B.     Buyer and Seller wish to amend the Contract, as specified below.

NOW, for and in consideration of mutual covenants, Buyer and Seller hereby agree as follows:

1.     The Decision Date, as defined in the Contract, shall be August 12, 2015.

2.     The Contract, as expressly modified by this Amendment, shall continue in full force and effect in accordance with its terms. Where the terms of the Contract and the terms of this Amendment conflict, the terms of this Amendment shall govern. All capitalized terms not otherwise defined in this Amendment shall have the meanings given such terms in the Contract.

3.     This Amendment may be executed by facsimile or electronic mail signatures in multiple counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered (whether by facsimile, electronic mail or otherwise), shall constitute an original agreement, and all such separate counterparts shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SELLER:		LINO LAKES REALTY, LLC,
a Delaware limited liability company
	By:	SBP Manager, Inc.,
a Delaware corporation, its Manager

By: ___________________________
Name: Martin J. Cawley
Title: Vice President

Tax I.D. No.: 56-2532554

BUYER:		BIYNAH INDUSTRIAL PARTNERS, LLC,
a Minnesota limited liability company,

By: ________________________
Name: Jeff Josephs
Title: Managing Principal

Tax I.D. No.: _________________

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